Filed pursuant to 497(e)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG TimesSquare Small Cap Growth Fund

Supplement dated March 1, 2019 to the Prospectus, dated May 1, 2018, and Statement of Additional Information,

dated May 1, 2018, as supplemented February 15, 2019

The following information supplements and supersedes any information to the contrary relating to AMG TimesSquare Small Cap Growth Fund (the “Fund”), a series of AMG Funds, contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated and supplemented as noted above.

Effective immediately, the Fund is reopened to new investors.

The Prospectus is hereby amended as follows:

With respect to the sub-section “Buying and Selling Fund Shares” in the section “Summary of the Funds – AMG TimesSquare Small Cap Growth Fund,” the first paragraph is hereby deleted in its entirety.

With respect to the sub-section “Other Important Information About the Funds and Their Investment Strategies and Risks” in the section “Additional Information About the Funds,” the heading “AMG TimesSquare Small Cap Growth Fund Closure” and the subsequent two paragraphs are hereby deleted in their entirety.

The SAI is hereby amended as follows:

With respect to the section “General Information,” the fifth paragraph is hereby deleted in its entirety.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE